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                                                                    EXHIBIT 23.2



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of the Chromaline Corporation on Form S-8 relating to the 1995 Stock Incentive Plan of our report dated January 15, 1999, appearing in Form 10-SB of the Chromaline Corporation for the year ended December 31, 1998.

                                        /s/  DELOITTE & TOUCHE LLP


Minneapolis, Minnesota
December 13, 1999